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                                                                    EXHIBIT 10.2

                FIRST AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN
                -----------------------------------------------

     THIS FIRST AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN, effective as of November 1, 1997, is made and adopted by SIGNATURE RESORTS, INC., a Maryland corporation (the "Company"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Employee Stock Purchase Plan (as defined below).


                                    RECITALS
                                    --------

     WHEREAS, the Company adopted the Employee Stock Purchase Plan of Signature Resorts, Inc. on June 13, 1996 (the "Employee Stock Purchase Plan");

     WHEREAS, the Company desires to amend the Employee Stock Purchase Plan; and

     WHEREAS, this First Amendment was adopted by the Board of Directors of the Company on October 24, 1997.

     NOW THEREFORE, in consideration of the foregoing, the Company hereby amends the Employee Stock Purchase Plan as follows:

     1. Section 1(i) of the Employee Stock Purchase Plan is hereby amended and restated in its entirety as follows:

          "(i) "Eligible Employee" means an employee of the Company or any Subsidiary Corporation (1) who does not, immediately after the option is granted, own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company, a Parent Corporation or a Subsidiary Corporation; (2) who has been employed by the Company or any Subsidiary Corporation for not less than 90 days; (3) whose customary employment is for more than 20 hours per week; and (4) whose customary employment is for more than five months in any calendar year.
     For purposes of paragraph (1), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an employee may purchase under outstanding options shall be treated as stock owned by the employee. During a leave of absence meeting the requirements of Treasury Regulation 1.421-7(h)(2), an individual shall be treated as an employee of the Company or Subsidiary Corporation employing such individual immediately prior to such leave. "Eligible Employee" shall not include any director of the Company or any Subsidiary Corporation who does not render services to the Company in the status of an employee within the meaning of Section 3401(c) of the Code."

          2. This First Amendment shall be and is hereby incorporated in and forms a part of the Employee Stock Purchase Plan.

          3. All other terms and provisions of the Employee Stock Purchase Plan shall remain unchanged except as specifically modified herein.

          4. The Employee Stock Purchase Plan, as amended by this First Amendment, is hereby ratified and confirmed.
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          5.  This First Amendment shall be interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.


                           [Signature Page to Follow]


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     I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Signature Resorts, Inc. on October 24, 1997.


                              /s/ Steven C. Kenninger
                              ____________________________________
                              Steven C. Kenninger
                              Director, Chief Operating Officer and
                              Secretary


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